United States
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                               FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest Event Reported)  March 22, 2005


                     NORTHERN EMPIRE BANCSHARES
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


  CALIFORNIA                        2-91196               94-2830529
----------------------------      ------------       ------------------
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                  File Number)      Identification No.)


           801 Fourth Street, Santa Rosa, California   95404
         ------------------------------------------------------
        (Address of principal executive offices)     (Zip code)

   Registrant's telephone number, including area code   (707) 579-2265


                ___________________________________________
       Former Name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ( )Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ( )Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ( )Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ( )Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01      Other Events

  On March 22, 2005, the Board of Directors of the Corporation declared a 5% stock dividend to shareholders of record on May 2, 2005 payable on May 31, 2005.


ITEM 9.01      Financial Statements and Exhibits

(c) Exhibit 99  Press Release dated March 23, 2005


     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHERN EMPIRE BANCSHARES

Date:  March 23, 2005
                                   /s/ Deborah A. Meekins
                                   ----------------------
                                   Deborah A. Meekins
                                   President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.    Subject Matter

99        Press Release dated March 23, 2005


Exhibit 99

Press Release - March 23, 2005



NORTHERN EMPIRE BANCSHARES, DECLARATION OF STOCK DIVIDEND

The Board of Directors of Northern Empire Bancshares, the parent company of Sonoma National Bank, has declared a 5% stock dividend to shareholders of record on May 2, 2005. The distribution of new shares will be mailed directly from our transfer agent on approximately
May 31, 2005.